Exhibit 99.5

CAREFUSION CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

AND

GAAP / NON-GAAP RECONCILIATIONS

The CareFusion Corporation (“CareFusion”) unaudited pro forma condensed combined financial statements included below consist of unaudited pro forma condensed combined statements of earnings for the quarters ended September 30, December 31, March 31 and June 30, 2009 and 2008 and for the fiscal years ended June 30, 2009 and 2008. The unaudited pro forma condensed combined financial statements included below have been derived from the historical consolidated financial statements and accounting records of Cardinal Health and have been adjusted to present the estimated impact of removing certain businesses that manufacture and sell surgical and exam gloves, surgical drapes and apparel and fluid management products in the U.S. market that are currently part of the Clinical and Medical Products segment of Cardinal Health, and will be retained by Cardinal Health following the spin-off.

The unaudited pro forma condensed combined financial statements do not necessarily reflect the financial position and results of operations that will be presented within CareFusion’s condensed combined financial statements subsequent to the completion of the planned spin-off from Cardinal Health. In addition, they do not reflect what the financial position and results of operations would have been if CareFusion had actually operated as a stand-alone publicly traded company. The assumptions and estimates used and pro forma adjustments derived from such assumptions are based on currently available information, and management believes such assumptions and estimates are reasonable under the circumstances.

CAREFUSION CORPORATION

PRO FORMA1 CONDENSED COMBINED STATEMENTS OF EARNINGS (UNAUDITED)

FISCAL YEAR 2009

(in millions, except per common share amounts)	First Quarter 2009	Second Quarter 2009	Third Quarter 2009	Fourth Quarter 2009	Total Year 2009
Revenue	$943	$997	$872	$895	$3,707
Cost of products sold	500	519	450	488	1,957

Gross margin	443	478	422	407	1,750
Selling, general and administrative expenses	283	259	266	261	1,069
Research and development expenses	37	41	39	44	161
Restructuring and acquisition integration charges	30	5	20	17	72

Operating earnings	93	173	97	85	448
Interest expense and other, net	29	25	24	25	103

Earnings before income taxes and discontinued operations	64	148	73	60	345
Provision for income taxes	29	39	(17)	(4)	47

Earnings from continuing operations	35	109	90	64	298
Earnings from discontinued operations, net of tax	82	80	83	31	276

Net earnings	$117	$189	$173	$95	$574

Diluted earnings per common share:
Continuing operations	$0.15	$0.48	$0.40	$0.28	$1.32
Discontinued operations	0.36	0.35	0.37	0.14	1.22

Net diluted earnings per common share [2]	$0.52	$0.84	$0.77	$0.42	$2.54

Weighted average pro forma number of diluted common shares outstanding[3]:	226.0	226.0	226.0	226.0	226.0
Adjusted diluted earnings per common share:
Continuing operations [2] [4]	$0.25	$0.50	$0.46	$0.34	$1.54

[1]

CareFusion unaudited pro forma financial results have been derived from the historical consolidated financial statements of Cardinal Health, Inc. and reflect CareFusion’s results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. See page 1 of this exhibit for further explanation of the pro forma presentation.

[2]	Earnings per share calculations are performed separately for each period presented. Therefore, the sum of the per share components from the table may not equal the per share amount presented.

[3]

Reflects a distribution ratio of 0.5 shares of CareFusion common stock for every 1 common share of Cardinal Health outstanding on the record date, plus potential dilutive shares of common stock under equity plans in which our employees participate, based on the distribution ratio.

[4]	Earnings from continuing operations have been adjusted to exclude restructuring and acquisition integration charges (including one-time spinoff related costs).

CAREFUSION CORPORATION

PRO FORMA1 CONDENSED COMBINED STATEMENTS OF EARNINGS (UNAUDITED)

FISCAL YEAR 2008

(in millions, except per common share amounts)	First Quarter 2008	Second Quarter 2008	Third Quarter 2008	Fourth Quarter 2008	Total Year 2008
Revenue	$835	$921	$957	$1,058	$3,771
Cost of products sold	445	487	497	553	1,982

Gross margin	390	434	460	505	1,789
Selling, general and administrative expenses	246	255	267	274	1,042
Research and development expenses	36	37	35	49	157
Restructuring and acquisition integration charges	6	10	6	13	35
Acquired in-process research and development	—	—	—	18	18

Operating earnings	102	132	152	151	537
Interest expense and other, net	3	29	6	42	80

Earnings before income taxes and discontinued operations	99	103	146	109	457
Provision for income taxes	28	28	39	19	114

Earnings from continuing operations	71	75	107	90	343
Earnings from discontinued operations, net of tax	72	88	79	87	326

Net earnings	$143	$163	$186	$177	$669

Diluted earnings per common share:
Continuing operations	$0.31	$0.33	$0.47	$0.40	$1.52
Discontinued operations	0.32	0.39	0.35	0.38	1.44

Net diluted earnings per common share [2]	$0.63	$0.72	$0.82	$0.78	$2.96

Weighted average pro forma number of diluted common shares outstanding[3]:	226.0	226.0	226.0	226.0	226.0
Adjusted diluted earnings per common share:
Continuing operations 2 4	$0.33	$0.36	$0.50	$0.44	$1.63

[1]

CareFusion unaudited pro forma financial results have been derived from the historical consolidated financial statements of Cardinal Health, Inc. and reflect CareFusion’s results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. See page 1 of this exhibit for further explanation of the pro forma presentation.

[2]	Earnings per share calculations are performed separately for each period presented. Therefore, the sum of the per share components from the table may not equal the per share amount presented.

[3]

Reflects a distribution ratio of 0.5 shares of CareFusion common stock for every 1 common share of Cardinal Health outstanding on the record date, plus potential dilutive shares of common stock under equity plans in which our employees participate, based on the distribution ratio.

[4]

Earnings from continuing operations have been adjusted to exclude restructuring and acquisition integration charges (including one-time spinoff related costs), and acquired in-process research and development charges.

CAREFUSION CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION

FISCAL YEAR 2009

(in millions, except per common share amounts)	Historical	Discontinued Operations	Financing Adjustments	Separation Adjustments	Pro Forma[1]	One-Time Items	Adjusted Pro Forma[2]
FIRST QUARTER
Revenue	$1,141	$(221)	$—	$23	$943	$—	$943
Cost of products sold	626	(146)	—	20	500	—	500

Gross margin	515	(75)	—	3	443	—	443
Selling, general and administrative expenses	304	(24)	—	3	283	—	283
Research and development expenses	38	(1)	—	—	37	—	37
Restructuring charges and acquisition integration charges	31	(1)	—	—	30	(30)	—

Operating earnings	142	(49)	—	—	93	30	123
Interest expense and other	27	6	(4)	—	29	—	29
Royalty (income) and other, net received from parent	(48)	48	—	—	—	—	—

Earnings before income taxes and discontinued operations	163	(103)	4	—	64	30	94
Provision for income taxes	50	(21)	1	(1)	29	9	38

Earnings from continuing operations	113	(82)	3	1	35	21	56
Earnings from discontinued operations, net of tax	—	82	—	—	82	—	82

Net earnings	$113	$—	$3	$1	$117	$21	$138

Weighted average pro forma number of diluted common shares outstanding[3]:	226.0	226.0	226.0	226.0	226.0	226.0	226.0
Diluted Earnings from continuing operations per common share[4]:	$0.50	$(0.36)	$0.01	$—	$0.15	$0.09	$0.25

[1]

CareFusion unaudited pro forma financial results have been derived from the historical consolidated financial statements of Cardinal Health, Inc. and reflect CareFusion’s results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. See page 1 of this exhibit for further explanation of the pro forma presentation.

[2]

Adjusted pro forma financial information reflects pro forma results adjusted on a non-GAAP basis to exclude one-time items related to restructuring charges and acquisition integration charges (including one-time spinoff related costs).

[3]

Reflects a distribution ratio of 0.5 shares of CareFusion common stock for every 1 common share of Cardinal Health outstanding on the record date, plus potential shares of common stock under equity plans in which our employees participate, based on the distribution ratio.

[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the pro forma or adjusted pro forma per share totals presented.

CAREFUSION CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION

FISCAL YEAR 2009

(in millions, except per Common Share amounts)	Historical	Discontinued Operations	Financing Adjustments	Separation Adjustments	Pro Forma[1]	One-Time Items	Adjusted Pro Forma[2]
SECOND QUARTER
Revenue	$1,193	$(219)	$—	$23	$997	$—	$997
Cost of products sold	665	(166)	—	20	519	—	519

Gross margin	528	(53)	—	3	478	—	478
Selling, general and administrative expenses	282	(26)	—	3	259	—	259
Research and development expenses	42	(1)	—	—	41	—	41
Restructuring charges and acquisition integration charges	5	—	—	—	5	(5)	—

Operating earnings	199	(26)	—	—	173	5	178
Interest expense and other	30	(7)	2	—	25	—	25
Royalty (income) and other, net received from parent	(66)	66	—	—	—	—	—

Earnings before income taxes and discontinued operations	235	(85)	(2)	—	148	5	153
Provision for income taxes	47	(5)	(1)	(2)	39	2	41

Earnings from continuing operations	188	(80)	(1)	2	109	3	112
Earnings from discontinued operations, net of tax expense	—	80	—	—	80	—	80

Net earnings	$188	$—	$(1)	$2	$189	$3	$192

Weighted average pro forma number of diluted common shares outstanding[3]:	226.0	226.0	226.0	226.0	226.0	226.0	226.0
Diluted Earnings from continuing operations per common share[4]:	$0.83	$(0.35)	$—	$0.01	$0.48	$0.01	$0.50

[1]

CareFusion unaudited pro forma financial results have been derived from the historical consolidated financial statements of Cardinal Health, Inc. and reflect CareFusion’s results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. See page 1 of this exhibit for further explanation of the pro forma presentation.

[2]

Adjusted pro forma financial information reflects pro forma results adjusted on a non-GAAP basis to exclude one-time items related to restructuring charges and acquisition integration charges (including one-time spinoff related costs).

[3]

Reflects a distribution ratio of 0.5 shares of CareFusion common stock for every 1 common share of Cardinal Health outstanding on the record date, plus potential shares of common stock under equity plans in which our employees participate, based on the distribution ratio.

[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the pro forma or adjusted pro forma per share totals presented.

CAREFUSION CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION

FISCAL YEAR 2009

(in millions, except per Common Share amounts)	Historical	Discontinued Operations	Financing Adjustments	Separation Adjustments	Pro Forma[1]	One-Time Items	Adjusted Pro Forma[2]
THIRD QUARTER
Revenue	$1,076	$(227)	$—	$23	$872	$—	$872
Cost of products sold	612	(183)	—	21	450	—	450

Gross margin	464	(44)	—	2	422	—	422
Selling, general and administrative expenses	285	(21)	—	2	266	—	266
Research and development expenses	40	(1)	—	—	39	—	39
Restructuring charges and acquisition integration charges	20	—	—	—	20	(20)	—

Operating earnings	119	(22)	—	—	97	20	117
Interest expense and other	26	(2)	—	—	24	—	24
Royalty (income) and other, net received from parent	(80)	80	—	—	—	—	—

Earnings before income taxes and discontinued operations	173	(100)	—	—	73	20	93
Provision for income taxes	2	(17)	—	(2)	(17)	6	(11)

Earnings from continuing operations	171	(83)	—	2	90	14	104
Earnings from discontinued operations, net of tax expense	—	83	—	—	83	—	83

Net earnings	$171	$—	$—	$2	$173	$14	$187

Weighted average pro forma number of diluted common shares outstanding[3]:	226.0	226.0	226.0	226.0	226.0	226.0	226.0
Diluted Earnings from continuing operations per common share[4]:	$0.76	$(0.37)	$—	$0.01	$0.40	$0.06	$0.46

[1]

CareFusion unaudited pro forma financial results have been derived from the historical consolidated financial statements of Cardinal Health, Inc. and reflect CareFusion’s results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. See page 1 of this exhibit for further explanation of the pro forma presentation.

[2]

Adjusted pro forma financial information reflects pro forma results adjusted on a non-GAAP basis to exclude one-time items related to restructuring charges and acquisition integration charges (including one-time spinoff related costs).

[3]

Reflects a distribution ratio of 0.5 shares of CareFusion common stock for every 1 common share of Cardinal Health outstanding on the record date, plus potential shares of common stock under equity plans in which our employees participate, based on the distribution ratio.

[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the pro forma or adjusted pro forma per share totals presented.

CAREFUSION CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION

FISCAL YEAR 2009

(in millions, except per common share amounts)	Historical	Discontinued Operations	Financing Adjustments	Separation Adjustments	Pro Forma[1]	One-Time Items	Adjusted Pro Forma[2]
FOURTH QUARTER
Revenue	$1,091	$(219)	$—	$23	$895	$—	$895
Cost of products sold	616	(148)	—	20	488	—	488

Gross margin	475	(71)	—	3	407	—	407
Selling, general and administrative expenses	284	(26)	—	3	261	—	261
Research and development expenses	45	(1)	—	—	44	—	44
Restructuring charges and acquisition integration charges	17	—	—	—	17	(17)	—

Operating earnings	129	(44)	—	—	85	17	102
Interest expense and other	20	1	4	—	25	—	25
Royalty (income) and other, net received from parent	(39)	39	—	—	—	—	—

Earnings before income taxes and discontinued operations	148	(84)	(4)	—	60	17	77
Provision for income taxes	52	(53)	(1)	(2)	(4)	5	1

Earnings from continuing operations	96	(31)	(3)	2	64	12	76
Earnings from discontinued operations, net of tax expense	—	31	—	—	31	—	31

Net earnings	$96	$—	$(3)	$2	$95	$12	$107

Weighted average pro forma number of diluted common shares outstanding[3]:	226.0	226.0	226.0	226.0	226.0	226.0	226.0
Diluted Earnings from continuing operations per common share[4]:	$0.42	$(0.14)	$(0.01)	$0.01	$0.28	$0.05	$0.34

[1]

CareFusion unaudited pro forma financial results have been derived from the historical consolidated financial statements of Cardinal Health, Inc. and reflect CareFusion’s results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. See page 1 of this exhibit for further explanation of the pro forma presentation.

[2]

Adjusted pro forma financial information reflects pro forma results adjusted on a non-GAAP basis to exclude one-time items related to restructuring charges and acquisition integration charges (including one-time spinoff related costs).

[3]

Reflects a distribution ratio of 0.5 shares of CareFusion common stock for every 1 common share of Cardinal Health outstanding on the record date, plus potential shares of common stock under equity plans in which our employees participate, based on the distribution ratio.

[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the pro forma or adjusted pro forma per share totals presented.

CAREFUSION CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION

FISCAL YEAR 2009

(in millions, except per Common Share amounts)	Historical	Discontinued Operations	Financing Adjustments	Separation Adjustments	Pro Forma[1]	One-Time Items	Adjusted Pro Forma[2]
FISCAL YEAR 2009
Revenue	$4,501	$(886)	$—	$92	$3,707	$—	$3,707
Cost of products sold	2,519	(643)	—	81	1,957	—	1,957

Gross margin	1,982	(243)	—	11	1,750	—	1,750
Selling, general and administrative expenses	1,155	(97)	—	11	1,069	—	1,069
Research and development expenses	165	(4)	—	—	161	—	161
Restructuring charges and acquisition integration charges	73	(1)	—	—	72	(72)	—

Operating earnings	589	(141)	—	—	448	72	520
Interest expense and other	103	(2)	2	—	103	—	103
Royalty (income) and other, net received from parent	(233)	233	—	—	—	—	—

Earnings before income taxes and discontinued operations	719	(372)	(2)	—	345	72	417
Provision for income taxes	151	(96)	(1)	(7)	47	22	69

Earnings from continuing operations	568	(276)	(1)	7	298	50	348
Earnings from discontinued operations, net of tax expense	—	276	—	—	276	—	276

Net earnings	$568	$—	$(1)	$7	$574	$50	$624

Weighted average pro forma number of diluted common shares outstanding[3]:	226.0	226.0	226.0	226.0	226.0	226.0	226.0
Diluted Earnings from continuing operations per common share[4]:	$2.51	$(1.22)	$—	$0.03	$1.32	$0.22	$1.54

[1]

CareFusion unaudited pro forma financial results have been derived from the historical consolidated financial statements of Cardinal Health, Inc. and reflect CareFusion’s results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. See page 1 of this exhibit for further explanation of the pro forma presentation.

[2]

Adjusted pro forma financial information reflects pro forma results adjusted on a non-GAAP basis to exclude one-time items related to restructuring charges and acquisition integration charges (including one-time spinoff related costs).

[3]

Reflects a distribution ratio of 0.5 shares of CareFusion common stock for every 1 common share of Cardinal Health outstanding on the record date, plus potential shares of common stock under equity plans in which our employees participate, based on the distribution ratio.

[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the pro forma or adjusted pro forma per share totals presented.

CAREFUSION CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION (UNAUDITED)

FISCAL YEAR 2008

(in millions, except per Common Share amounts)	Historical	Discontinued Operations	Financing Adjustments	Separation Adjustments	Pro Forma[1]	One-Time Items	Adjusted Pro Forma[2]
FIRST QUARTER
Revenue	$1,015	$(202)	$—	$22	$835	$—	$835
Cost of products sold	561	(135)	—	19	445	—	445

Gross margin	454	(67)	—	3	390	—	390
Selling, general and administrative expenses	264	(21)	—	3	246	—	246
Research and development expenses	37	(1)	—	—	36	—	36
Restructuring charges and acquisition integration charges	6	—	—	—	6	(6)	—

Operating earnings	147	(45)	—	—	102	6	108
Interest expense and other	9	(4)	(2)	—	3	—	3
Royalty (income) and other, net received from parent	(47)	47	—	—	—	—	—

Earnings before income taxes and discontinued operations	185	(88)	2	—	99	6	105
Provision for income taxes	43	(16)	1	—	28	2	30

Earnings from continuing operations	142	(72)	1	—	71	4	75
Earnings from discontinued operations, net of tax	—	72	—	—	72	—	72

Net earnings	$142	$—	$1	$—	$143	$4	$147

Weighted average pro forma number of diluted common shares outstanding[3]:	226.0	226.0	226.0	226.0	226.0	226.0	226.0
Diluted Earnings from continuing operations per common share[4]:	$0.63	$(0.32)	$—	$—	$0.31	$0.02	$0.33

[1]

CareFusion unaudited pro forma financial results have been derived from the historical consolidated financial statements of Cardinal Health, Inc. and reflect CareFusion’s results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. See page 1 of this exhibit for further explanation of the pro forma presentation.

[2]

Adjusted pro forma financial information reflects pro forma results adjusted on a non-GAAP basis to exclude one-time items related to restructuring charges and acquisition integration charges (including one-time spinoff related costs).

[3]

Reflects a distribution ratio of 0.5 shares of CareFusion common stock for every 1 common share of Cardinal Health outstanding on the record date, plus potential shares of common stock under equity plans in which our employees participate, based on the distribution ratio.

[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the pro forma or adjusted pro forma per share totals presented.

CAREFUSION CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION (UNAUDITED)

FISCAL YEAR 2008

(in millions, except per Common Share amounts)	Historical	Discontinued Operations	Financing Adjustments	Separation Adjustments	Pro Forma[1]	One-Time Items	Adjusted Pro Forma[2]
SECOND QUARTER
Revenue	$1,105	$(206)	$—	$22	$921	$—	$921
Cost of products sold	611	(142)	—	18	487	—	487

Gross margin	494	(64)	—	4	434	—	434
Selling, general and administrative expenses	267	(16)	—	4	255	—	255
Research and development expenses	38	(1)	—	—	37	—	37
Restructuring charges and acquisition integration charges	10	—	—	—	10	(10)	—

Operating earnings	179	(47)	—	—	132	10	142
Interest expense and other	19	13	(3)	—	29	—	29
Royalty (income) and other, net received from parent	(49)	49	—	—	—	—	—

Earnings before income taxes and discontinued operations	209	(109)	3	—	103	10	113
Provision for income taxes	48	(21)	1	—	28	4	32

Earnings from continuing operations	161	(88)	2	—	75	6	81
Earnings from discontinued operations, net of tax expense	—	88	—	—	88	—	88

Net earnings	$161	$—	$2	$—	$163	$6	$169

Weighted average pro forma number of diluted common shares outstanding[3]:	226.0	226.0	226.0	226.0	226.0	226.0	226.0
Diluted Earnings from continuing operations per common share[4]:	$0.71	$(0.39)	$0.01	$—	$0.33	$0.03	$0.36

[1]

CareFusion unaudited pro forma financial results have been derived from the historical consolidated financial statements of Cardinal Health, Inc. and reflect CareFusion’s results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. See page 1 of this exhibit for further explanation of the pro forma presentation.

[2]

Adjusted pro forma financial information reflects pro forma results adjusted on a non-GAAP basis to exclude one-time items related to restructuring charges and acquisition integration charges (including one-time spinoff related costs).

[3]

Reflects a distribution ratio of 0.5 shares of CareFusion common stock for every 1 common share of Cardinal Health outstanding on the record date, plus potential shares of common stock under equity plans in which our employees participate, based on the distribution ratio.

[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the pro forma or adjusted pro forma per share totals presented.

CAREFUSION CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION (UNAUDITED)

FISCAL YEAR 2008

(in millions, except per Common Share amounts)	Historical	Discontinued Operations	Financing Adjustments	Separation Adjustments	Pro Forma[1]	One-Time Items	Adjusted Pro Forma[2]
THIRD QUARTER
Revenue	$1,150	$(214)	$—	$21	$957	$—	$957
Cost of products sold	618	(140)	—	19	497	—	497

Gross margin	532	(74)	—	2	460	—	460
Selling, general and administrative expenses	285	(21)	—	3	267	—	267
Research and development expenses	37	(2)	—	—	35	—	35
Restructuring charges and acquisition integration charges	6	—	—	—	6	(6)	—

Operating earnings	204	(51)	—	(1)	152	6	158
Interest expense and other	5	2	(1)	—	6	—	6
Royalty (income) and other, net received from parent	(41)	41	—	—	—	—	—

Earnings before income taxes and discontinued operations	240	(94)	1	(1)	146	6	152
Provision for income taxes	55	(15)	—	(1)	39	1	40

Earnings from continuing operations	185	(79)	1	—	107	5	112
Earnings from discontinued operations, net of tax expense	—	79	—	—	79	—	79

Net earnings	$185	$—	$1	$—	$186	$5	$191

Weighted average pro forma number of diluted common shares outstanding[3]:	226.0	226.0	226.0	226.0	226.0	226.0	226.0
Diluted Earnings from continuing operations per common share[4]:	$0.82	$(0.35)	$—	$—	$0.47	$0.02	$0.50

[1]

CareFusion unaudited pro forma financial results have been derived from the historical consolidated financial statements of Cardinal Health, Inc. and reflect CareFusion’s results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. See page 1 of this exhibit for further explanation of the pro forma presentation.

[2]

Adjusted pro forma financial information reflects pro forma results adjusted on a non-GAAP basis to exclude one-time items related to restructuring charges and acquisition integration charges (including one-time spinoff related costs).

[3]

Reflects a distribution ratio of 0.5 shares of CareFusion common stock for every 1 common share of Cardinal Health outstanding on the record date, plus potential shares of common stock under equity plans in which our employees participate, based on the distribution ratio.

[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the pro forma or adjusted pro forma per share totals presented.

CAREFUSION CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION (UNAUDITED)

FISCAL YEAR 2008

(in millions, except per Common Share amounts)	Historical	Discontinued Operations	Financing Adjustments	Separation Adjustments	Pro Forma[1]	One-Time Items	Adjusted Pro Forma[2]
FOURTH QUARTER
Revenue	$1,248	$(212)	$—	$22	$1,058	$—	$1,058
Cost of products sold	682	(147)	—	18	553	—	553

Gross margin	566	(65)	—	4	505	—	505
Selling, general and administrative expenses	288	(17)	—	3	274	—	274
Research and development expenses	50	(1)	—	—	49	—	49
Restructuring charges and acquisition integration charges	15	(2)	—	—	13	(13)	—
Acquired in-process research and development	18	—	—	—	18	(18)	—

Operating earnings	195	(45)	—	1	151	31	182
Interest expense and other	34	9	(1)	—	42	—	42
Royalty (income) and other, net received from parent	(52)	52	—	—	—	—	—

Earnings before income taxes and discontinued operations	213	(106)	1	1	109	31	140
Provision for income taxes	38	(19)	—	—	19	21	40

Earnings from continuing operations	175	(87)	1	1	90	10	100
Earnings from discontinued operations, net of tax expense	—	87	—	—	87	—	87

Net earnings	$175	$—	$1	$1	$177	$10	$187

Weighted average pro forma number of diluted Common Shares outstanding[3]:	226.0	226.0	226.0	226.0	226.0	226.0	226.0
Diluted Earnings from continuing operations per Common Share[4]:	$0.77	$(0.38)	$—	$—	$0.40	$0.04	$0.44

[1]

CareFusion unaudited pro forma financial results have been derived from the historical consolidated financial statements of Cardinal Health, Inc. and reflect CareFusion’s results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. See page 1 of this exhibit for further explanation of the pro forma presentation.

[2]

Adjusted pro forma financial information reflects pro forma results adjusted on a non-GAAP basis to exclude one-time items related to restructuring charges and acquisition integration charges (including one-time spinoff related costs), and acquired in-process research and development charges.

[3]

Reflects a distribution ratio of 0.5 shares of CareFusion common stock for every 1 common share of Cardinal Health outstanding on the record date, plus potential shares of common stock under equity plans in which our employees participate, based on the distribution ratio.

[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the pro forma or adjusted pro forma per share totals presented.

CAREFUSION CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION (UNAUDITED)

FISCAL YEAR 2008

(in millions, except per Common Share amounts)	Historical	Discontinued Operations	Financing Adjustments	Separation Adjustments	Pro Forma[1]	One-Time Items	Adjusted Pro Forma[2]
FISCAL YEAR 2008
Revenue	$4,518	$(834)	$—	$87	$3,771	$—	$3,771
Cost of products sold	2,472	(564)	—	74	1,982	—	1,982

Gross margin	2,046	(270)	—	13	1,789	—	1,789
Selling, general and administrative expenses	1,104	(75)	—	13	1,042	—	1,042
Research and development expenses	162	(5)	—	—	157	—	157
Restructuring charges and acquisition integration charges	37	(2)	—	—	35	(35)	—
Acquired in-process research and development	18	—	—	—	18	(18)	—

Operating earnings	725	(188)	—	—	537	53	590
Interest expense and other	67	20	(7)	—	80	—	80
Royalty (income) and other, net received from parent	(189)	189	—	—	—	—	—

Earnings before income taxes and discontinued operations	847	(397)	7	—	457	53	510
Provision for income taxes	184	(71)	2	(1)	114	28	142

Earnings from continuing operations	663	(326)	5	1	343	25	368
Earnings from discontinued operations, net of tax expense	—	326	—	—	326	—	326

Net earnings	$663	$—	$5	$1	$669	$25	$694

Weighted average pro forma number of diluted common shares outstanding[3]:	226.0	226.0	226.0	226.0	226.0	226.0	226.0
Diluted Earnings from continuing operations per common share[4]:	$2.93	$(1.44)	$0.02	$—	$1.52	$0.11	$1.63

[1]

CareFusion unaudited pro forma financial results have been derived from the historical consolidated financial statements of Cardinal Health, Inc. and reflect CareFusion’s results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. See page 1 of this exhibit for further explanation of the pro forma presentation.

[2]

Adjusted pro forma financial information reflects pro forma results adjusted on a non-GAAP basis to exclude one-time items related to restructuring charges and acquisition integration charges (including one-time spinoff related costs), and acquired in-process research and development charges.

[3]

Reflects a distribution ratio of 0.5 shares of CareFusion common stock for every 1 common share of Cardinal Health outstanding on the record date, plus potential shares of common stock under equity plans in which our employees participate, based on the distribution ratio.

[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the pro forma or adjusted pro forma per share totals presented.